EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Current Report of Gentner Communications Corporation on Form 8-K/A of our report on ClearOne Inc. dated July 15, 2000 on our audits of the financial statements of ClearOne Inc. as of April 30,2000.

Wellesley, MA            /s/ Edward C. Scribner                     Signature
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                                                           September 18, 2000












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